UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2014

AIM EXPLORATION INC.

(Exact name of registrant as specified in charter)

Nevada	333-182071	67-0682135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 514, VGP Center 6722 Ayala Avenue Makati City, Manila Philippines	1226
(Address of principal executive offices)	(Zip Code)

(632) 754-9929

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On November 6, 2014, Aim Exploration Inc. (the “Company”) received resignation notice from Chad Warren Todhunter as a Director of the Company.  Mr. Todhunter no longer holds any positions with the Company. Mr. Todhunter's resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Mr. Todhunter’s resignation reduces the number of directors sitting on the Company’s Board of Directors from 4 to 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM EXPLORATION INC.
Date: November 14, 2014	By:	/s/ James Robert Todhunter
James Robert Todhunter, President & C.E.O.